LHA Market StateTM Tactical Q ETF
Schedule of Investments
as of March 31, 2024 (Unaudited)

EXCHANGE-TRADED FUNDS - 46.9%(d)	Shares	Value
Domestic Equity – 46.9%
Invesco QQQ Trust Series 1(a)(e)	15,371	$6,824,877
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,415,984)		6,824,877

SHORT-TERM INVESTMENTS - 53.2%
Money Market Funds - 14.7%	Shares
First American Government Obligations Fund - Class X, 5.23%(b)	1,065,986	1,065,986
First American Treasury Obligations Fund - Class X, 5.22%(b)	1,065,986	1,065,986
		2,131,972

U.S. Treasury Bills - 38.5%	Par
5.26%, 06/06/2024(c)(e)	3,615,000	3,580,455
4.76%, 01/23/2025(c)(e)	2,092,000	2,009,493
		5,589,948
TOTAL SHORT-TERM INVESTMENTS (Cost $7,727,118)		7,721,920

TOTAL INVESTMENTS - 100.1% (Cost $13,143,102)		$14,546,797
Liabilities in Excess of Other Assets - (0.1)%		(10,348)
TOTAL NET ASSETS - 100.0%		$14,536,449

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(c)	The rate shown is the effective yield as of March 31, 2024.
(d)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(e)
All or a portion of this security is held as collateral for written options and futures contracts. At March 31, 2024, the total value of these securities held as collateral amounted to $7,193,712 or 49.5% of net assets.

LHA Market StateTM Tactical Q ETF
Schedule of Open Futures Contracts
as of March 31, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Nasdaq 100 Index	19	06/21/2024	$7,020,500	$98,427
Total Unrealized Appreciation (Depreciation)				$98,427

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

LHA Market StateTM Tactical Q ETF
	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Funds	$6,824,877	$–	$–	$6,824,877
Money Market Funds	2,131,972	–	–	2,131,972
U.S. Treasury Bills	–	5,589,948	–	5,589,948
Total Investments in Securities	$8,956,849	$5,589,948	$–	$14,546,797

Other Financial Instruments*:
Assets
Futures	$98,427	$–	$–	$98,427
Total Assets	$98,427	$–	$–	$98,427

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of March 31, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.